UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 28, 2008
WHITE ELECTRONIC DESIGNS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana	1-4817	35-0905052

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)
3601 E. University Drive, Phoenix, Arizona 85034
(Address of Principal Executive Offices) (Zip Code)
(602) 437-1520
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX
EX-10.1
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 28, 2008, White Electronic Designs Corporation (the “Company”) accepted the resignation of Hamid R. Shokrgozar, from his positions as the Company’s Chairman of the Board, President and Chief Executive Officer and as a member of the Company’s Board of Directors. The Company also entered into a Severance Agreement and Release of Claims with Mr. Shokrgozar on August 28, 2008 (the “Severance Agreement”) that governs the terms of his departure and that provides, in exchange for a general release by Mr. Shokrgozar, for the following:
•	The Company will pay to Mr. Shokrgozar a lump-sum $1,600,000 severance payment, plus any accrued and unusued vacation pay less required withholdings;
•	If Mr. Shokrgozar elects to continue his group health plan coverage (medical, dental and vision) under Consolidated Omnibus Budget Reconciliation Act (“COBRA”), the Company shall pay for eighteen (18) months following the termination date the Company’s portion of Mr. Shokrgozar’s COBRA premium equal to the amount paid by the Company before Mr. Shokrgozar’s termination date. Following such period, until December 13, 2010, the Company shall pay Mr. Shokrgozar an amount equal to the Company’s portion of Mr. Shokrgozar’s COBRA premium in order for Mr. Shokrgozar to secure health insurance of his choice; provided that such payments shall cease if, during the COBRA period or thereafter, Mr. Shokrgozar is then covered by reasonably equivalent or superior health insurance provided by any subsequent employer. In addition, the Company shall continue to provide Mr. Shokrgozar with up to $4,000 per year for unreimbursed medical expenses and with the auto allowance and the disability and life benefits he is receiving from the Company as of the termination date until December 13, 2010;

•	The Company will reimburse Mr. Shokrgozar for reasonable attorneys’ fees incurred in connection with the Severance Agreement, in the maximum amount of $50,000;

•	The Company and Mr. Shokrgozar agree to the following concerning outstanding grants of stock options, restricted stock units (“RSUs”) and performance shares:
o	The following vested stock options: (i) 125,000 shares granted on November 10, 1999; (ii) 125,000 shares granted on November 10, 1999; (iii) 150,000 shares granted on May 16, 2001 and (iv) 150,000 shares granted on December 15, 2004 shall terminate, if not exercised, on their respective expiration dates (i.e. November 10, 2009, November 10, 2009, May 16, 2011, and December 15, 2014, respectively);

o	The vested stock options to acquire 150,000 shares granted on December 3, 1998 shall terminate, if not exercised, on the 90th day following the termination date;

o	The vested stock options to acquire 150,000 shares granted on November 30, 2000 terminated on August 28, 2008;

o	The Company shall grant to Mr. Shokrgozar an option to acquire 150,000 shares of the Company’s Common Stock at an exercise price of $7.25 per share, an expiration date of November 30, 2010, and with such other terms as are contained in the Company’s standard form of option agreement;

o	The 50,000 shares of restricted stock granted to Mr. Shokrgozar pursuant to that certain Restricted Stock Units Award Agreement dated December 12, 2007 shall vest on September 5, 2008;

o	One-half (50,000 shares) of the performance shares granted to Mr. Shokrgozar pursuant to that certain Performance Share Award Agreement dated December 12, 2007 shall vest on September 5, 2008;
•	One-half (50,000 shares) of the performance shares granted to Mr. Shokrgozar pursuant to that certain Performance Share Award Agreement dated December 12, 2007 shall vest if the Company’s EBITDA for the fiscal year ended in 2009 equals or exceeds $9,960,000; and

•	Any other unvested right to receive Company stock terminated on August 28, 2008.
o	The Company will provide outplacement services for Mr. Shokrgozar for a period not to exceed 18 months in the maximum amount of $50,000;

o	For a period of six (6) months, Mr. Shokrgozar agrees to provide consultation and advice, on an as needed and as requested basis, to assist in the transition of his duties to other Company employees. Mr. Shokrgozar will be paid based at an hourly rate of $250 for any such services.
     The Severance Agreement also contains other customary provisions, including provisions relating to mutual non-disparagement and compliance with Section 409A of the Internal Revenue Code. The foregoing description of the Severance Agreement is not intended to be a comprehensive summary. A copy of the Severance Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and its contents are incorporated herein by this reference.
     Following Mr. Shokrgozar’s resignation, Edward A. White, the Company’s founder, was elected Chairman of the Board. The Board has begun an immediate search for a replacement. Until a permanent replacement is identified, Roger A. Derse, Vice President and Chief Financial Officer, and Dante V. Tarantine, Executive Vice President Sales and Marketing, will perform the duties of the office of the President of the Company. The Office of the President will report to a committee of the Board headed by Mr. White. In connection with these temporary duties, Mr. Derse and Mr. Tarantine will receive increased compensation of $5,000 per month until the start date of a new Chief Executive Officer. Biographical information regarding Mr. Derse and Mr. Tarantine is available in the Company’s Form 10-K for the fiscal year ended September 29, 2007. The Board also formed a Special Committee to evaluate all possible strategic alternatives.
     In connection with the foregoing, the Company issued a press release which is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Severance Agreement and Release of Claims, dated August 28, 2008, by and between White Electronic Designs Corporation and Hamid R. Shokrgozar

99.1	Press release, dated August 28, 2008, entitled “White Electronic Design Corporation’s Chairman, President and CEO Resigns to Pursue Other Opportunities”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITE ELECTRONIC DESIGNS CORPORATION

Date: August 29, 2008	By:	/s/ Roger A. Derse

Roger A. Derse
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Severance Agreement and Release of Claims, dated August 28, 2008, by and between White Electronic Designs Corporation and Hamid R. Shokrgozar

99.1	Press release, dated August 28, 2008, entitled “White Electronic Design Corporation’s Chairman, President and CEO Resigns to Pursue Other Opportunities”